UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2005 (June 7, 2005)

KEY ENERGY SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive
Midland, Texas  79705
(Address of Principal Executive Offices and Zip Code)

432/620-0300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 7, 2005, Key Energy Services, Inc., a Maryland corporation (the “Company”), announced that it had received notice from the trustee that the Company is in breach of the financial reporting covenants contained in the indentures of its 8.375% Senior Notes due 2008 and 6.375% Senior Notes due 2013, and stating that unless the deficiency is remedied within 60 days, an event of default would occur under the indentures. A copy of the Company’s press release is attached to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(c)               Exhibits.

99.1                                              Press  release dated June 7, 2005 announcing receipt of notice of default.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: June 13, 2005	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 7, 2005 announcing receipt of notice of default. .